SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) June 27, 2005
Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer ID Number)

383 Madison Avenue, New York New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(212) 272-4095

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K is being filed for the purposes of filing certain legal opinions to be rendered by McKee Nelson LLP in connection with the proposed offering of the Irwin Home Equity Loan Trust 2005-1, Home Equity Loan-Backed Notes, Series 2005-1, attached hereto as Exhibit 5.1, 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By: /s/ Joseph T. Jurkowski, Jr.

Name: Joseph T. Jurkowski, Jr.

Title: Vice President

Dated: June 27, 2005

EXHIBIT INDEX

Exhibit

5.1	Opinion of McKee Nelson LLP regarding the legality of the notes
8.1	Opinion of McKee Nelson LLP as to certain tax matters.
23.1	Consent of McKee Nelson LLP (included in Exhibit 5.1 and 8.1)